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                                                                   EXHIBIT 10.48

                               SEVENTH AMENDMENT

                  SEVENTH AMENDMENT, dated as of March 30, 1999 (this "Seventh Amendment"), to the Credit Agreement, dated as of September 30, 1996 (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996, the Second Amendment, dated as of April 23, 1997, the Third Amendment, dated as of May 13, 1997, the Fourth Amendment, dated as of July 31, 1997, the Fifth Amendment, dated as of June 16, 1998, and the Sixth Amendment, dated as of September 25, 1998, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.


                              W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

                  WHEREAS, the Borrower has requested that the Lenders amend and waive, and the Lenders have agreed to amend and waive, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. As used herein, terms defined in this Seventh Amendment or in the Credit Agreement are used herein as so defined.

                  2. Amendment to Subsection 2.3. Subsection 2.3 of the Credit Agreement is hereby amended by deleting the date "March 31, 1999" contained in the table therein and substituting in lieu thereof the date "April 30, 1999".

                  3. Amendment to Subsection 2.6(c). Subsection 2.6(c) of the Credit Agreement is hereby amended by adding thereto immediately at the end thereof but prior to the period the following: "provided, further, that the interest payment payable on March 31, 1999 shall instead be due and payable on April 30, 1999".

                  4. Waiver of Financial Covenants. The Lenders hereby waive compliance by the Borrower with the financial condition covenants contained in subsection 6.1 of the Credit Agreement for the period from March 31, 1999 through April 30, 1999.

                  5. Overdue Interest. Notwithstanding the amendments set forth in paragraphs 2 and 3 of this Seventh Amendment, interest on the outstanding principal amount of the Loans and on the interest payment which was formerly due on March 31, 1999 shall accrue


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during the period of April 1, 1999 through April 30, 1999 at the rate set forth in subsection 2.6(b) of the Credit Agreement.

                  6. Effectiveness. The amendments and waivers provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts of (i) this Seventh Amendment, duly executed and delivered by the Borrower and each of the other parties hereto, (ii) the Second Amendment, dated as of the date hereof, to the Warrant Agreement, dated as of September 30, 1996, between the Borrower and Lehman Brothers Inc., duly executed and delivered by the parties thereto and
         (iii) the Second Amendment, dated as of the date hereof, to the Warrant Agreement, dated as of June 16, 1998, between FPS VI, L.L.C. and Lehman Brothers Inc., duly executed and delivered by the parties thereto.

                  (b) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Seventh Amendment shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit Agreement as amended by this Seventh Amendment.

                  (c) All limited liability company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Seventh Amendment shall be satisfactory in form and substance to the Arranger and the Administrative Agent.

                  (d) LCPI shall have received for the accounts of the Lenders an amendment fee in an amount equal to $100,000.

                  7. Representations and Warranties. After giving effect to the amendments and waivers contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement; provided that each reference in such Section 3 to "this Agreement" shall be deemed to be a reference both to this Seventh Amendment and to the Credit Agreement as amended by this Seventh Amendment.

                  8. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.


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                  9. No Default. No Default or Event of Default shall have
occurred and be continuing as of the Effective Date after giving effect to this Seventh Amendment.

                  10. Costs and Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Seventh Amendment, including, without limitation, legal fees and expenses.

                  11. Counterparts. This Seventh Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  12. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties have caused this Seventh
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        RIGCO NORTH AMERICA, L.L.C.


                                        By:
                                            Title:


                                        BHF-BANK AKTIENGESELLSCHAFT, as
                                        Administrative Agent and as a Lender


                                        By:
                                            Title:



                                        By:
                                            Title:


                                        HIBERNIA NATIONAL BANK, as Collateral
                                        and Documentation Agent and as a Lender


                                        By:
                                            Title:


                                        LEHMAN COMMERCIAL PAPER INC., as
                                        Syndication Agent and as a Lender


                                        By:
                                            Title:




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                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By: MERRILL LYNCH ASSET MANAGEMENT
                                        L.P., as Investment Adviser


                                        By:

                                        Title:

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                        By:

                                        Title:

                                        MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                        By: MERRILL LYNCH ASSET MANAGEMENT L.P.,
                                        as Investment Adviser


                                        By:

                                        Title:

                                        SENIOR HIGH INCOME PORTFOLIO, INC.


                                        By:

                                        Title:


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VAN KAMPEN AMERICAN CAPITAL PRIME RATE
INCOME TRUST


By:
                               Title: